                        SECURITES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 15, 2001


                             THE JOHN NUVEEN COMPANY
             (Exact name of registrant as specified in its charter)



   DELAWARE                         1-11123                        36-3817266
---------------                    -----------                   --------------
(STATE OR OTHER                    (COMMISSION                   (IRS EMPLOYER
JURISDICTION OF                    FILE NUMBER)                  IDENTIFICATION
INCORPORATION)                                                       NUMBER)


                 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606
                 ----------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (312) 917-7700
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 5.  OTHER EVENTS

As previously disclosed under cover of a Current Report on Form 8-K filed on June 20, 2001, The John Nuveen Company completed its purchase of Symphony Asset Management, LLC.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

A)       Pro Forma Financial Information

         1) Unaudited Pro Forma Condensed Financial Statements of The John Nuveen Company

                  a) Consolidated Statements of Income for the Year Ended December 31, 2000

                  b) Consolidated Statements of Income for the Three Month Period Ended March 31, 2001

                  c)       Notes to Consolidated Statements of Income

                  d) Consolidated Balance Sheet for the Period Ended March 31, 2001

                  e)       Notes to Consolidated Balance Sheet

B)       Exhibits


          1)      Not applicable

                             THE JOHN NUVEEN COMPANY

         Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated financial statements give effect to the acquisition of Symphony Asset Management, LLC by The John Nuveen Company ("The Company"). The unaudited pro forma condensed consolidated balance sheet was prepared as if the transaction had occurred on March 31, 2001. The unaudited condensed consolidated statement of income for the twelve months ended December 31, 2000 was prepared as if the transaction had occurred on January 1, 2000. The unaudited pro forma condensed consolidated statement of income for the three months ended March 31, 2001 was prepared as if the transaction had occurred on January 1, 2001.

The pro forma adjustments are applied to the historical consolidated financial statements of the Company, using the purchase method of accounting and information available. Under purchase accounting, the acquisition cost of such ownership interest will be allocated to the assets and liabilities acquired based on their relative fair value as of the closing date of the transaction, with any excess of the acquisition cost over the fair value of the assets acquired less the fair value of the liabilities assumed recorded as goodwill. The final allocations may be different from the amounts reflected herein. However, management of the Company believes that any adjustments will not have a material financial impact.

This pro forma financial information is presented for illustrative purposes only. It is not necessarily indicative of the results of operations or financial position which would have been reported had the acquisition actually occurred on the dates indicated above, nor is it necessarily indicative of the Company's future financial results of operations.

                             THE JOHN NUVEEN COMPANY
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                   (UNAUDITED)

                                                                NUVEEN     SYMPHONY   PRO FORMA                  NUVEEN
                                                                ACTUAL      ACTUAL   ADJUSTMENTS    REFERENCE   PRO FORMA
                                                               --------    --------  -----------    ---------   ---------
Operating Revenues:
      Investment advisory fees from assets under management    $311,075    $ 61,181    $                        $372,256
      Underwriting and distribution of investment products       38,160          --                               38,160
      Positioning profits                                         2,864          --                                2,864
      Other operating revenue                                     6,294          --                                6,294
                                                               --------    --------    --------                 --------
         Total operating revenues                               358,393      61,181          --                  419,574

Operating Expenses:
      Compensation and benefits                                  91,056      16,785                              107,841
      Advertising and promotional costs                          34,992          --                               34,992
      Occupancy and equipment costs                              13,266         902                               14,168
      Amortization of goodwill and other intangible assets        8,005          --         585     (1)            8,590
      Travel and entertainment                                   10,973         389                               11,362
      Other operating expenses                                   31,983       3,944         (86)    (2)           35,841
                                                               --------    --------    --------                 --------
         Total operating expenses                               190,275      22,020         499                  212,794

Operating Income                                                168,118      39,162        (499)                 206,781

Non-Operating Income/(Expense)                                    9,248         540      (8,367)    (3)            1,421
                                                               --------    --------    --------                 --------

Income before taxes                                             177,366      39,701      (8,866)                 208,202

Income taxes                                                     70,700          --      12,565     (4)           83,265
                                                               --------    --------    --------                 --------

Net income                                                     $106,666    $ 39,701    $(21,431)                $124,936
                                                               ========    ========    ========                 ========

Average common and common equivalent shares outstanding:

      Basic                                                      31,279                                            31,279
                                                               ========                                          ========
      Diluted                                                    33,993                                            33,993
                                                               ========                                          ========
Earnings per common share:

      Basic                                                    $   3.34                                          $   3.92
                                                               ========                                          ========
      Diluted                                                  $   3.14                                          $   3.68
                                                               ========                                          ========


The accompanying notes are an integral part of these unaudited pro forma financial statements.

                             THE JOHN NUVEEN COMPANY
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                    FOR THE THREE MONTHS ENDED MARCH 31, 2001
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                   (UNAUDITED)


                                                                NUVEEN     SYMPHONY   PRO FORMA                  NUVEEN
                                                                ACTUAL      ACTUAL   ADJUSTMENTS    REFERENCE   PRO FORMA
                                                               --------    --------  -----------    ---------   ---------
Operating Revenues:
      Investment advisory fees from assets under management    $79,527     $  7,797    $                        $ 87,324
      Underwriting and distribution of investment products       4,258           --                                4,258
      Positioning profits                                         (100)          --                                 (100)
      Other operating revenue                                    2,017           --                                2,017
                                                              --------     --------    --------                 --------
         Total operating revenues                               85,702        7,797          --                   93,499

Operating Expenses:
      Compensation and benefits                                 21,470        4,098                               25,568
      Advertising and promotional costs                          4,442           --                                4,442
      Occupancy and equipment costs                              3,169          243                                3,412
      Amortization of goodwill and other intangible assets       2,041           --         146     (1)            2,187
      Travel and entertainment                                   2,156          124                                2,280
      Other operating expenses                                   7,726        1,592                                9,318
                                                              --------     --------    --------                 --------
         Total operating expenses                               41,004        6,057         146                   47,208

Operating Income                                                44,698        1,740        (146)                  46,291

Non-Operating Income/(Expense):                                  1,075          409      (2,092)    (3)             (608)
                                                              --------     --------    --------                 --------

Income before taxes                                             45,773        2,149      (2,238)                   45,684

Income taxes                                                    17,814           --         (36)    (4)            17,778
                                                              --------     --------    --------                 --------

Net income                                                    $ 27,959     $  2,149    $ (2,202)                $ 27,906
                                                              ========     ========    ========                 ========

Average common and common equivalent shares outstanding:

      Basic                                                     31,227                                            31,227
                                                              ========                                          ========
      Diluted                                                   34,206                                            34,206
                                                              ========                                          ========

Earnings per common share:

      Basic                                                   $   0.88                                          $   0.88
                                                              ========                                          ========
      Diluted                                                 $   0.82                                          $   0.82
                                                              ========                                          ========


The accompanying notes are an integral part of these unaudited pro forma financial statements.

                             THE JOHN NUVEEN COMPANY

              NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

                                   (UNAUDITED)


Pro forma adjustments to give effect to the acquisition are summarized as follows:

(1) Adjustment reflects the amortization of the identified intangible assets arising from the transaction over the assets appropriate estimated useful lives. Pursuant to SFAS 142, goodwill associated with the transaction is not amortized.

(2) Adjustment reflects a reduction of Symphony operating expense for the year ended December 31, 2000 for an amount which represents costs associated with Nuveen's purchase of Symphony.

(3) Interest income and interest expense have been adjusted to reflect the lower cash balances available for investing and the debt incurred pursuant to the transaction. The interest rate on the debt incurred is variable based on the daily federal funds rate. If this rate were to increase/(decrease) 0.125%, the annual effect on interest expense would be an estimated increase/(decrease) of $185,000.

(4) All pro forma adjustments and Symphony's pre-tax earnings were tax effected at the appropriate rate as the entity was formerly a partnership and the related financial statements did not include tax expense.

                             THE JOHN NUVEEN COMPANY
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2001
                        (IN THOUSANDS EXCEPT SHARE DATA)

                                   (UNAUDITED)


                                                                   NUVEEN      SYMPHONY      PRO FORMA                    NUVEEN
                                                                   ACTUAL       ACTUAL      ADJUSTMENTS    REFERENCE     PRO FORMA
                                                                 ---------     --------     -----------    ---------     ---------
ASSETS
Cash and cash equivalents                                        $  75,204        16,252       (75,790)    (2A) & (3)       15,666
Management and distribution fees receivable                         71,518        11,195                                    82,713
Other receivables                                                   23,242           185                                    23,427
Securities owned (trading account), at market value:
       Nuveen defined portfolios                                    27,937                                                  27,937
       Bonds and notes                                               4,272                                                   4,272
Deferred income tax asset, net                                       5,993                                                   5,993
Furniture, equipment, and leasehold improvements, at cost
   less accumulated depreciation                                    23,532         1,038                                    24,570
Other investments                                                   60,999         2,063                                    63,062
Goodwill, at cost less accumulated amortization                    208,892                      45,255     (1)             254,147
Prepaid expenses and other assets (including intangibles)           38,982           207       153,540     (1)             192,729
                                                                 ---------     ---------     ---------                    --------
                                                                 $ 540,571        30,940       123,005                     694,516
                                                                 =========     =========     =========                    ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
       Accrued compensation and other expenses                   $  20,421         5,298                                    25,719
       Deferred compensation                                        29,981                                                  29,981
       Security purchase obligations                                   987                                                     987
       Loans payable                                                    --                     148,000     (2B)            148,000
       Other liabilities                                            49,412        14,009       (13,790)    (3)              49,631
                                                                 ---------     ---------     ---------                    --------
       Total liabilities                                           100,801        19,307       134,210                     254,318
                                                                 ---------     ---------     ---------                    --------
Redeemable preferred stock, at redemption value;
       5,000,000 shares authorized, 1,800,000 shares issued         45,000                                                  45,000
Common stockholders' equity:
       Class A Common stock, $.01 par value;
       150,000,000 shares authorized, 14,212,618 shares issued         142                                                     142
       Class B Common stock, $.01 par value;
       40,000,000 shares authorized, 24,441,738 shares issued          245                                                     245
       Additional paid-in capital                                   75,592                                                  75,592
       Minority Interest (NETNET LLC)                                   --           428                                       428
       Retained earnings                                           579,333        11,205      (11,205)     (4)             579,333
       Unamortized cost of restricted stock awards                  (1,528)                                                 (1,528)
       Accumulated other comprehensive income/(loss)                (3,618)                                                 (3,618)
                                                                  ---------     --------     ---------                    --------
                                                                   650,166        11,633       (11,205)                    650,594
       Less common stock held in treasury, at cost
       (7,596,910 shares)                                         (255,396)                                               (255,396)
                                                                 ---------     ---------     ---------                   ---------
       Total common stockholders' equity                           394,770        11,633       (11,205)                    395,198
                                                                 ---------     ---------     ---------                   ---------
                                                                 $ 540,571        30,940       123,005                     694,516
                                                                 =========     =========     =========                   =========


The accompanying notes are an integral part of these unaudited pro forma financial statements.

                             THE JOHN NUVEEN COMPANY
                  NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2001

                                   (UNAUDITED)

(1)    Allocation of Purchase Price Based on Current Valuation:

                 Total Purchase Price                                                      210,000

                 Net Book Value of Assets Acquired                                          11,205

                 Total  Fair Value of Identified Intangibles                               153,540
                                                                                           -------

                 Excess Purchase Price over Identifiable Assets (Goodwill)                  45,255


(2)    Purchase Price Paid As:

                 Cash                                                                       62,000 (A)
                 Loan Payable                                                              148,000 (B)
                                                                                           -------
                                                                                           210,000

(3)    To reflect the elimination of Symphony payable to Barra (former parent)             13,790

(4)    To reflect the elimination of the partnership equity accounts of Symphony LLC       11,205

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          THE JOHN NUVEEN COMPANY
                                          (Registrant)

DATE: August 13, 2001                     By /s/ Margaret E. Wilson
                                             ----------------------
                                             Margaret E. Wilson
                                             Senior Vice President of Finance
                                             (Principal Accounting Officer)